SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Integrated Electrical Services, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.	Regulation FD Disclosure.

On April 27, 2016, Integrated Electrical Services, Inc. (“IES”) issued a press release announcing that its wholly-owned subsidiary has acquired, as of April 27, 2016, 80% of the membership interests in STR Mechanical, LLC (“STR”), a Charlotte, North Carolina-based provider of commercial and industrial mechanical services, including maintenance, repair, and replacement services, and temperature control system installations. STR will operate as a subsidiary in IES’s Commercial & Industrial segment.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act of 1934, except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release dated April 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

Date: April 27, 2016	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated April 27, 2016.